UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIE EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 12, 2006
                                                   -----------------------------


                            FOAMEX INTERNATIONAL INC.
                                   FOAMEX L.P.
                           FOAMEX CAPITAL CORPORATION
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

         Delaware                            0-22624                 05-0473908
         Delaware                            1-11432                 05-0475617
         Delaware                            1-11436                 22-3182164
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(State or other jurisdiction of           (Commission           (IRS Employer
incorporation or organization)            File Number)          Identification
No.)

1000 Columbia Avenue
Linwood, Pennsylvania                                              19061
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:  (610) 859-3000
                                                     ---------------------------

                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address if changed since last report)



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SECTION 8 - OTHER EVENTS

ITEM 8.01 - Other Events.

On December 12, 2006, Foamex International Inc. filed with the U.S. Bankruptcy Court for the District of Delaware its First Supplement to the Second Amended Disclosure Statement for Debtors' Second Amended Joint Plan of Reorganization.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 - Financial Statements and Exhibits.

(d)  Exhibits

99.1 First Supplement to the Second Amended Disclosure Statement for Debtors' Second Amended Joint Plan of Reorganization filed with the United States Bankruptcy Court for the District of Delaware on December 12, 2006.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 14, 2006

                                  FOAMEX INTERNATIONAL INC.

                                  By:     /s/Gregory J. Christian
                                          --------------------------------------
                                  Name:   Gregory J. Christian
                                  Title:  Executive Vice President and General
                                          Counsel

                                  FOAMEX L.P.
                                  By:     FMXI, INC.,
                                          its Managing General Partner

                                  By:     /s/ Gregory J. Christian
                                          --------------------------------------
                                  Name:   Gregory J. Christian
                                  Title:  Vice President and Secretary

                                  FOAMEX CAPITAL CORPORATION

                                  By:     /s/ Gregory J. Christian
                                          --------------------------------------
                                  Name:   Gregory J. Christian
                                  Title:  Vice President and Secretary

                                  EXHIBIT INDEX

Exhibit
Number    Description

99.1 First Supplement to the Second Amended Disclosure Statement for Debtors' Second Amended Joint Plan of Reorganization filed with the United States Bankruptcy Court for the District of Delaware on December 12, 2006.



                                       4
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